[LOGO]
Distributed by Funds Distributor, Inc.



                                                ANNUAL REPORT | OCTOBER 31, 1999
                                                [LOGO]
                                                ORBITEX-REGISTERED TRADEMARK-
                                                     GROUP OF FUNDS


                                                ORBITEX FOCUS 30 FUND

PERFORMANCE HIGHLIGHTS | ORBITEX FOCUS 30 FUND
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1999

                                      1 Year        5 years        Since Inception       Inception date
              -----------------------------------------------------------------------------------------
   ORBITEX    Class A Shares*           NA            NA               -9.06%                7/12/99
  FOCUS 30    (incl. max. 5.75%
    FUND      sales charge)
              Class B Shares*           NA            NA               -8.42%                7/12/99
              Class D Shares**        24.08%        21.89%             13.60%                3/4/91

* Cumulative total return
** Annualized total return


Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Adviser (Orbitex Management, Inc.) and the Administrator (American Data Services, Inc.) not waived or reimbursed a portion of their fees. The performance of each class may vary based on differences in loads or fees paid by the shareholders investing in each class. Results represent past performance and do not indicate future returns. The value of an investment in the Fund and the return on investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Before the close of business on July 9, 1999, the Fund operated as a separate fund called the ASM Index 30 Fund ("ASM Fund"). On July 12, 1999, the Fund was reorganized as a new Fund of the Orbitex Group of Funds and existing shareholders of the ASM Fund received Class D Shares in exchange for their ASM Fund Shares. Upon the effectiveness of the reorganization, the investment policy of the Fund changed from the "passive" investment in an equal number of shares of each of the companies in the Dow Jones Industrial Average to the "active" investment in some or all of those companies based on the Adviser's assessment of the prospects for those companies. Additionally, the ASM Fund was subject to a different level of fees than will be applied to the Fund.

Past performance does not necessarily indicate how the Fund will perform in the future. Furthermore, because of the change in investment policy and different fee level, the performance shown above, which reflects the Fund's previous "passive" investment policy, should not be considered indicative of the performance of the Fund as an actively managed Fund.

Class A Shares are subject to the current, maximum 5.75% initial sales charge.

Class B Shares are subject to no initial sales charge, but are subject to a contingent deferred sales charge (CDSC) declining from 5% to 0% over six years. These shares have higher fees and expenses than Class A Shares.

Class D Shares are subject to neither an initial sales charge nor a CDSC.

GROWTH OF A $10,000 INVESTMENT

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Orbitex Focus 30 Fund Class D (assuming reinvestment of all dividends and distributions) and the Fund's benchmark index.


                                    [CHART]


                                   3/4/91   4/91    10/91   4/92    10/92   4/93    10/93   4/94    10/94
Dow Jones Industrial Average        10000   10051   10844   12051   11745   12661   13788   13981   15052
(with dividend reinvestment)
Lipp Large Cap Value Funds Index    10000   10239   10983   11732   11985   13068   14278   14034   14728
Orbitex Focus 30 Fund (Class D)     10000    7790    8790    9733    9385    9986   10763   10692   11210


                                   4/95    10/95   4/96    10/96   4/97    10/97   4/98    10/98   4/99    10/99
Dow Jones Industrial Average       16878   18811   22289   24399   28638   30659   37668   36033   45623   45741
(with dividend reinvestment)
Lipp Large Cap Value Funds Index   15988   18068   20458   22014   24670   28523   33552   32273   38183   37730
Orbitex Focus 30 Fund (Class D)    12272   13261   15359   16576   19331   20754   25406   24309   30370   30164



FOCUS 30 FUND

The Dow Jones Industrial Average is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Fund's returns, however, they do not reflect any fees or expenses.

The Lipper Large Cap Value Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds having this investment objective, and is compiled by Lipper, Inc.

"Dow Jones Industrial Average" is the property of Dow Jones & Company. The Orbitex Focus 30 Fund is neither affiliated with, nor endorsed by, Dow Jones & Company.

LETTER FROM THE MANAGEMENT OF THE ORBITEX GROUP OF FUNDS                      1
-------------------------------------------------------------------------------

DEAR FOCUS 30 FUND SHAREHOLDER:

WE ARE PLEASED TO PRESENT THE FIRST ANNUAL REPORT FOR THE ORBITEX FOCUS 30 FUND ("THE FUND"), COVERING THE 12 MONTHS ENDED OCTOBER 31, 1999.

While shareholders have experienced many changes over the past year, we believe the Fund is now positioned to provide superior investment performance to its shareholders over the long term. We appreciate your ongoing support during this difficult administrative period and look forward to your continuing commitment to the Fund.

As you are aware, the predecessor fund's ("ASM Index 30 Fund") board of directors voted to terminate the Vector Index Advisors, Inc. contract as of February 28, 1999, and appointed Orbitex Management, Inc. ("OMI") to serve as interim adviser. On July 2, 1999, shareholders of the ASM Index
30 Fund approved the merger of the ASM Index 30 Fund into the Focus 30 Fund, as well as OMI's continuing role as investment adviser. Shareholders also approved a modification to the Fund's investment philosophy from passive management to active stock selection by OMI. As of July 12, 1999, OMI has actively managed the portfolio to achieve its stated investment objectives.

During this period of change, the performance of the Fund tracked the performance of the Dow Jones Industrial Average quite well. After operating expenses, but with the benefit of various expense limitation commitments, the total return of the Fund's Class D Shares was 24.08 percent compared with 24.88 percent for the Dow Jones Industrial Average for the 12 months ended October 31, 1999. We are very pleased that the Fund has been substantially successful in tracking this widely followed market indicator.

THE ORBITEX FUNDS -- A DIVERSE GROUP OF SPECIALTY INVESTMENTS
Today, the Fund is a prominent member of the Orbitex Group of Funds, one of the nation's leading collections of sector and specialty mutual funds. The Orbitex Group of Funds provides investors with unique investment opportunities in some of today's most important industry sectors, including four other specialty mutual funds:

         ORBITEX GROWTH FUND
         ORBITEX INFO-TECH & COMMUNICATIONS FUND
         ORBITEX STRATEGIC NATURAL RESOURCES FUND
         ORBITEX HEALTH & BIOTECHNOLOGY FUND

Additional information concerning these Funds is available by calling your investment professional or the Fund at 888-ORBITEX (888-672-4839), or by visiting our website at www.orbitexusa.com.

On behalf of all of us at ORBITEX, I'd like to thank you for your investment in the Orbitex Group of Funds. We hope that you are as optimistic as we are about the future of America's largest and most powerful companies -- the stocks that form the vibrant heart of the Orbitex Focus 30 Fund.

As the New Year and a new century approach, we look forward to serving your ongoing investment needs.

Sincerely,

/s/ Richard Stierwalt

RICHARD STIERWALT
PRESIDENT
ORBITEX MANAGEMENT, INC.

LETTER FROM FUND MANAGEMENT | ORBITEX FOCUS 30 FUND
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

The ORBITEX FOCUS 30 FUND, drawing on proprietary ORBITEX industry research, focuses on identifying the most dynamic, growth-oriented companies in promising sectors. For the period November 1, 1998, through October 31, 1999, total return of the Fund's Class D Shares was 24.08 percent compared with 24.88 percent for the Dow Jones Industrial Average. We are very pleased that the Fund has been substantially successful in tracking this widely followed market indicator.

INVESTMENT ENVIRONMENT
Revolutionary changes to the composition of the Dow occurred shortly after the period ended. In recognition of how integral technology and communications have become to our society, the Dow added Microsoft, Intel, SBC Communications and Home Depot to the index, and removed Chevron, Union Carbide, Sears and Goodyear. Technology and communications companies now comprise approximately 18 percent of the Dow. This move mirrors the secular change that has occurred in our economy during the last 20 years, as we have moved from a manufacturing-based model to a service-based model.

TOP 10 PORTFOLIO HOLDINGS*

American Express Co.                       6.86%
General Electric Co.                       6.38%
Procter & Gamble Co.                       4.93%
J.P. Morgan & Co.                          4.75%
International Business Machines Corp.      4.70%
Johnson & Johnson                          4.44%
Minnesota Mining & Manufacturing Co.       4.35%
Merck & Co., Inc.                          3.74%
Exxon Corp.                                3.48%
Microsoft Corp.                            3.47%

"Dow Jones Industrial Average" is the property of Dow Jones & Company. The Orbitex Focus 30 Fund is neither affiliated with, nor endorsed by, Dow Jones & Company.

All holdings as of 10/31/99. Portfolio holdings subject to change and should not be considered a recommendation to buy individual securities.

* Based on total investment value of the Fund as of 10/31/99.

                                                                               3
--------------------------------------------------------------------------------

PORTFOLIO POSITIONING The Fund uses a combination of top-down and bottom-up fundamental research to identify investment opportunities that stand to benefit from exciting long-term secular trends. As traditional large cap value stocks have been out of favor during the period, we continue to overweight the portfolio with those large branded names that, in our opinion, have the most potential for growth in earnings over the next three years. We overweighted the technology, pharmaceutical and biotech sectors, and underweighted energy. Good overall profit growth from large cap multinationals has helped to bolster the Fund's performance.

INVESTMENT OUTLOOK We remain extremely bullish for U.S. equities for the coming period. As valuations continue to be stretched, less expensive growth-oriented stocks, such as financials and consumer staples, may present attractive investment opportunities during the next year.

Sincerely,


RICHARD A. BEGUN
PORTFOLIO MANAGER

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION*

[CHART]

BASIC MATERIALS             11.80%
CAPITAL GOODS               20.50%
COMMUNICATION SERVICES       1.57%
CONSUMER STAPLES            11.00%
CONSUMER CYCLICALS           9.22%
ENERGY                       3.41%
FINANCIAL                   14.01%
HEALTH CARE                 11.25%
OTHER                        4.72%
TECHNOLOGY                  12.52%

* Based on total net assets of the Fund as of 10/31/99.

ORBITEX FOCUS 30 FUND                                                          4
--------------------------------------------------------------------------------
Schedule of Investments
October 31, 1999
--------------------------------------------------------------------------------

                                           Shares       Value

----------------------------------------------------------------
COMMON STOCKS--95.28%
BASIC MATERIALS--11.80%
Alcoa Inc.                                   8,025   $   487,519
DuPont (E.I.) de Nemours and Co.             9,600       618,600
International Paper Co.                     10,425       548,616
Union Carbide Corp.                          8,650       527,650
                                                     -----------
                                                       2,182,385
                                                     -----------
CAPITAL GOODS--20.50%
AlliedSignal Inc.                            7,875       448,383
Boeing Co.                                   9,550       439,897
Caterpillar Inc.                             7,500       414,375
General Electric Co.                         8,525     1,155,670
Minnesota Mining & Manufacturing Co.         8,300       789,019
United Technologies Corp.                    9,000       544,500
                                                     -----------
                                                       3,791,844
                                                     -----------
COMMUNICATION SERVICES--1.57%
AT&T Corp.                                   6,200       289,874
                                                     -----------
CONSUMER CYCLICALS--9.22%
Eastman Kodak Co.                            7,700       530,819
General Motors Corp.                         8,125       570,781
Wal-Mart Stores Inc.                        10,575       604,097
                                                     -----------
                                                       1,705,697
                                                     -----------
CONSUMER STAPLES--11.00%
Coca-Cola Co.                                7,225       426,275
Disney (Walt) Co.                           13,750       362,656
McDonald's Corp.                             8,525       351,656
Procter & Gamble Co.                         8,525       894,059
                                                     -----------
                                                       2,034,646
                                                     -----------
ENERGY--3.41%
Exxon Corp.                                  8,525       631,383
                                                     -----------
FINANCIAL--14.01%
American Express Co.                         8,075     1,243,550
Citigroup Inc.                               9,000       487,125
J.P. Morgan & Co.                            6,575       860,503
                                                     -----------
                                                       2,591,178
                                                     -----------
HEALTH CARE--11.25%
Amgen Inc. (a)                               7,525       600,119
Johnson & Johnson                            7,675       803,956
Merck & Co., Inc.                            8,525       678,270
                                                     -----------
                                                       2,082,345
                                                     -----------
TECHNOLOGY--12.52%
America Online, Inc.                         3,000       389,062
Hewlett-Packard Co.                          6,025       446,226
International Business Machines Corp.        8,650       850,944
Microsoft Corp. (a)                          6,800       629,425
                                                     -----------
                                                       2,315,657
----------------------------------------------------------------
TOTAL COMMON STOCKS--(cost $12,573,451)               17,625,009
----------------------------------------------------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

ORBITEX FOCUS 30 FUND                                                          5
--------------------------------------------------------------------------------
Schedule of Investments (continued)
October 31, 1999
--------------------------------------------------------------------------------

                                          Principal
                                           Amount       Value
                                          ---------     -----
SHORT TERM INVESTMENTS (cost $497,000)--2.68%
TIME DEPOSIT--2.68%
State Street Bank and Trust Co., 4.875%,
  due 11/1/1999                           $497,000   $   497,000
----------------------------------------------------------------
TOTAL INVESTMENTS (cost $13,070,451)--97.96%          18,122,009
----------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES--2.04%                     376,598
----------------------------------------------------------------
NET ASSETS--100.00%                                  $18,498,607
----------------------------------------------------------------

(a)  Denotes non-income producing security

--------------------------------------------------------------------------------
See Notes to Financial Statements.

ORBITEX FOCUS 30 FUND                                                          6

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
October 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments in securities, at value (Note 2)....................    $17,625,009
Short term investments (Note 2).................................        497,000
-------------------------------------------------------------------------------
Total investments...............................................     18,122,009
-------------------------------------------------------------------------------
Cash............................................................            283
Receivable for securities sold..................................        914,411
Interest and dividends receivable...............................          9,758
Receivable for fund shares sold.................................          2,600
Receivable due from adviser (Note 3)............................         55,738
Prepaid expenses and other assets...............................         45,892
-------------------------------------------------------------------------------
TOTAL ASSETS....................................................     19,150,691
-------------------------------------------------------------------------------
LIABILITIES
Payable for securities purchased................................        422,448
Payable for fund shares redeemed................................          9,711
Payable for trustee fees (Note 3)...............................            848
Accrued reserve liability.......................................        144,280
Accrued expenses and other liabilities..........................         74,797
-------------------------------------------------------------------------------
TOTAL LIABILITIES...............................................        652,084
-------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES (NOTE 8)..........................
-------------------------------------------------------------------------------
NET ASSETS......................................................    $18,498,607
-------------------------------------------------------------------------------
NET ASSETS
Paid-in capital.................................................    $11,366,464
Accumulated net realized gain on investments....................      2,080,585
Net unrealized appreciation on investments......................      5,051,558
-------------------------------------------------------------------------------
NET ASSETS......................................................    $18,498,607
-------------------------------------------------------------------------------
CLASS A SHARES:
Net assets......................................................    $    60,079
Net asset value per share (based on shares of beneficial
  interest outstanding, no par value per share).................    $     21.96
Maximum sales charge (Note 1)...................................           5.75%
-------------------------------------------------------------------------------
Offering price per share........................................    $     23.30
-------------------------------------------------------------------------------
Total shares outstanding at end of period.......................          2,736
-------------------------------------------------------------------------------
CLASS B SHARES:
Net assets......................................................    $     9,875
Net asset value and offering price per share (based on shares of beneficial interest outstanding,
  no par value per share).......................................    $     21.94
-------------------------------------------------------------------------------
Total shares outstanding at end of period.......................            450
-------------------------------------------------------------------------------
CLASS D SHARES:
Net assets......................................................    $18,428,653
Net asset value and offering price per share (based on shares of beneficial interest outstanding,
  no par value per share).......................................    $     21.97
-------------------------------------------------------------------------------
Total shares outstanding at end of period.......................        838,663
-------------------------------------------------------------------------------
INVESTMENTS, AT COST............................................    $13,070,451
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

ORBITEX FOCUS 30 FUND

--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended October 31, 1999 (a)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend income..................................................    $  379,099
Interest income..................................................        10,114
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME..........................................       389,213
-------------------------------------------------------------------------------
EXPENSES
Reserve expense (Notes 2 and 3)..................................       474,938
Professional fees................................................       197,387
General operating expense (Note 3)...............................        81,875
Investment adviser fee (Note 3)..................................        53,750
Transfer agent fee (Note 3)......................................        40,559
Custodian fee....................................................        36,791
Printing expense.................................................        34,454
Registration fees................................................        28,454
Trustees' fee (Note 3)...........................................        24,848
Administration fee (Note 3)......................................        23,958
Distribution fees (Note 3):
  Class A Shares.................................................            34
  Class B Shares.................................................            16
Miscellaneous expense............................................        10,151
-------------------------------------------------------------------------------
Total expenses before waivers and reimbursements.................     1,007,215
Expenses waived and reimbursed (Note 3)..........................      (295,957)
-------------------------------------------------------------------------------
NET EXPENSES.....................................................       711,258
-------------------------------------------------------------------------------
NET INVESTMENT LOSS..............................................      (322,045)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments.................................     3,402,567
Net change in unrealized appreciation on investment
  transactions...................................................     2,685,880
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN.................................     6,088,447
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............    $5,766,402
-------------------------------------------------------------------------------

(a) This information prior to July 12, 1999 reflects the operations of the ASM Index 30 Fund, Inc.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

ORBITEX FOCUS 30 FUND

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                           Year Ended October 31,
                                          -------------------------
                                            1999 (a)     1998 (a)
                                          ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)............  $   (322,045) $   527,096
Net realized gain on investments........     3,402,567    3,568,516
Net change in unrealized appreciation
  (depreciation) on investment
  transactions..........................     2,685,880      592,550
-------------------------------------------------------------------
Net increase in net assets resulting
  from operations.......................     5,766,402    4,688,162
-------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO CLASS D
  SHAREHOLDERS FROM:
Net investment income...................            --     (453,542)
Net realized gains......................    (1,720,263)  (1,846,825)
-------------------------------------------------------------------
Total dividends and distributions to
  shareholders..........................    (1,720,263)  (2,300,367)
-------------------------------------------------------------------
Fund Share Transactions (Note 6)........   (15,082,593)   6,020,444
-------------------------------------------------------------------
Total Increase (Decrease) in Net
  Assets................................   (11,036,454)   8,408,239
-------------------------------------------------------------------
NET ASSETS:
Beginning of year.......................    29,535,061   21,126,822
-------------------------------------------------------------------
End of year.............................  $ 18,498,607  $29,535,061
-------------------------------------------------------------------
Undistributed net investment income
  (loss) at end of year.................  $         --  $    73,554
-------------------------------------------------------------------

(a) This information prior to July 12, 1999 reflects the operations of the ASM Index 30 Fund, Inc.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

ORBITEX FOCUS 30 FUND                                                          9

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                              Class A Shares           Class B Shares
                                          -----------------------  -----------------------
                                              For the Period           For the Period
                                                   Ended                    Ended
                                           October 31, 1999 (a)     October 31, 1999 (a)
                                          -----------------------  -----------------------
Net asset value, beginning of period....          $22.76                   $22.76
                                                  ------                   ------
Loss from investment operations:
  Net investment loss...................           (0.08)                   (0.10)
  Net realized and unrealized loss on
    investments.........................           (0.72)                   (0.72)
                                                  ------                   ------
  Total loss from investment
    operations..........................           (0.80)                   (0.82)
                                                  ------                   ------
Less distributions from net investment
  income................................              --                       --
Less distributions in excess of net
  income................................              --                       --
Less distributions from net realized
  gains.................................              --                       --
                                                  ------                   ------
  Total distributions from net
    investment income and net realized
    gains...............................              --                       --
                                                  ------                   ------
Net asset value, end of period..........          $21.96                   $21.94
                                                  ======                   ======

Total Return(b).........................           (3.51)%                  (3.60)%

Ratios and Supplemental Data:
  Net assets, end of period
    (in 000's)..........................          $   60                   $   10
  Ratio of expenses to average net
    assets(c)(d)........................            3.58%                    4.58%
  Ratio of total expenses to average net
    assets before waivers and
    reimbursements(c)...................            6.22%                    7.28%
  Ratio of net investment loss to
    average net assets(c)...............           (2.60)%                  (3.53)%
  Portfolio turnover rate...............              61%                      61%

---------------

(a) The commencement of investment operations was July 12, 1999 for Class A and B shares.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c)  Annualized.
(d) Ratio includes amounts relating to the general reserve expense recognized in the period (see Notes 2 and 3). If such expenses had not been incurred, the ratios of expenses to average net assets for Classes A and B would be 1.00% and 1.60%, respectively.

--------------------------------------------------------------------------------

ORBITEX FOCUS 30 FUND

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                         Class D Shares (a)
                           -----------------------------------------------
                                        Year Ended October 31
                           -----------------------------------------------
                             1999      1998      1997     1996    1995 (e)
                           --------  --------  --------  -------  --------
Net asset value,
  beginning of period....  $ 19.02   $ 17.21   $ 14.13   $11.37   $ 9.78
                           -------   -------   -------   ------   ------
Income (Loss) from
  investment operations:
  Net investment income
    (loss)...............    (0.27)     0.32      0.18     0.08       --
  Net realized and
    unrealized gain on
    investments..........     4.62      2.54      3.34     2.76     1.77
                           -------   -------   -------   ------   ------
  Total income from
    investment
    operations...........     4.35      2.86      3.52     2.84     1.77
                           -------   -------   -------   ------   ------
Less distributions from
  net investment
  income.................       --     (0.27)    (0.18)   (0.07)   (0.05)
Less distributions in
  excess of net income...       --        --     (0.11)   (0.01)   (0.13)
Less distributions from
  net realized gains.....    (1.40)    (0.78)    (0.15)      --       --
                           -------   -------   -------   ------   ------
  Total distributions
    from net investment
    income and net
    realized gains.......    (1.40)    (1.05)    (0.44)   (0.08)   (0.18)
                           -------   -------   -------   ------   ------
Net asset value, end of
  period.................  $ 21.97   $ 19.02   $ 17.21   $14.13   $11.37
                           =======   =======   =======   ======   ======

Total Return(b)..........    24.08%    17.13%    25.18%   25.01%   18.10%

Ratios and Supplemental
  Data:
  Net assets, end of
    period (in 000's)....  $18,429   $29,535   $21,127   $9,315   $9,704
  Ratio of expenses to
    average net
    assets(c)............     3.11%     0.18%     0.42%    1.86%    3.01%(d)
  Ratio of total expenses
    to average net assets
    before waivers and
    reimbursements(c)....     4.41%     0.91%     1.05%    2.59%    5.77%
  Ratio of net investment
    income (loss) to
    average net assets...    (1.41)%    1.60%     1.51%    0.53%    0.04%
  Portfolio turnover
    rate.................       61%      196%      265%     391%     340%

---------------

(a) This information prior to July 12, 1999 reflects the operations of the ASM Index 30 Fund, Inc., which was reorganized into Class D shares of the Orbitex Focus 30 Fund.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(c) Ratio includes amounts relating to the general operating expense and general reserve expense recognized as a result of the termination of the investment advisory agreement with the former Adviser (see Note 3). If such expenses had not been incurred, the ratio of expense to average net assets would be 1.97% before waivers and reimbursements and 1.03% after waivers and reimbursements.
(d) Includes $50,460 of interest expense not subject to expense reimbursement agreement.
(e)  Audited by predecessor auditor.

--------------------------------------------------------------------------------

ORBITEX FOCUS 30 FUND                                                         11
--------------------------------------------------------------------------------
Notes to Financial Statements
October 31, 1999
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1. ORGANIZATION

Orbitex Group of Funds (the "Trust") was incorporated in Delaware in December 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust is comprised of six funds including the Focus 30 Fund (the "Fund"). The Financial Statements for the remaining five portfolios are presented separately. The Fund operates as a diversified investment company. The objective of the Fund is long-term growth of capital and current income through focused investment in the securities of some or all of the 30 companies listed on the New York Stock Exchange that make up the Dow Jones Industrial Average. The Fund is not an index fund.

Prior to the close of business on July 9, 1999, the Fund operated as a separate fund called the ASM Index 30 Fund ("ASM"). On July 9, 1999, ASM was reorganized as a new portfolio of the Trust and existing shareholders of ASM received
Class D shares of the Fund in exchange for their shares of ASM.

The Fund currently offers Class A, Class B and Class D Shares. Class A Shares are offered at net asset value plus a maximum sales load of 5.75%. Class B Shares are offered subject to a contingent deferred sales charge and will automatically convert to Class A Shares after six years. Class D Shares are only available to shareholders who previously were shareholders of ASM at the time of the reorganization as of the close of business on July 9, 1999 (see Note 9) and certain institutional investors. Class D Shares are offered at net asset value.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

SECURITY VALUATION AND TRANSACTIONS

Equity securities are valued at the last sale price on the exchange or in the over-the-counter market in which such securities are primarily traded, as of the close of business on the day the securities are being valued, or lacking any sales, the last available bid price. Short-term debt investments with maturities less than 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed by Orbitex Management, Inc. (the "Adviser") to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trustees.

Investment security transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

INCOME TAXES'

It is the Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The value of additional securities received as interest or dividend payments is recorded as income and as the cost basis of such securities.

EXPENSES

Expenses of the Trust, which are directly identifiable to a specific fund, are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as

ORBITEX FOCUS 30 FUND                                                         12
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Notes to Financial Statements (continued)
October 31, 1999
----------------------------------------
----------------------------------------
deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds. The Fund's income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

RESERVE EXPENSE

On December 23, 1998, at a meeting of the independent members of the ASM Board, the Directors voted to notify Vector Index Advisors, Inc. ("Vector"), the prior adviser, of the termination of its advisory agreement which became effective on February 28, 1999. During this interim period, the Directors solicited proposals from other funds and advisers and considered alternative arrangements for the Fund. Such alternatives included the approval of a new advisory relationship with another adviser, the reorganization of the Fund with another fund or, in the absence of such options, the termination of the Fund and distribution of its assets to the shareholders. The Directors established a reserve for the expenses of implementing such alternatives and for fee waivers by Vector under the then current advisory agreement, which were doubtful as to their collection (see
Note 3). Prior to the Fund's reorganization as of the close of business on July 9, 1999, certain legal proceedings were initiated against the Fund (see
Note 8) which caused the Directors to re-evaluate and increase the reserve expense for the ongoing legal fees associated with defending the claims. Included in the reserve expense account for the year ended October 31, 1999 are legal expenses related to the Fund's defense in these suits.

DISTRIBUTIONS TO SHAREHOLDERS

Income will normally be declared and distributed quarterly for the Fund. The Fund declares and pays net realized capital gain distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the timing of the recording of certain expenses and realized losses.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the maturity date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Trustees have established criteria to evaluate the creditworthiness of parties with which the Fund may enter into repurchase agreements.

3. FEES AND COMPENSATION PAID TO AFFILIATES AND OTHER PARTIES

ADVISORY FEES

On March 1, 1999, the Fund entered into an Investment Advisory Agreement with Orbitex Management, Inc. (the "Adviser"). As compensation for services rendered, facilities furnished and expenses incurred, the Fund paid the Adviser a fee accrued daily and payable monthly at an annualized rate of .08% of the Fund's average daily net assets for the period March 1, 1999 to July 12, 1999. Effective July 12,1999, the advisory fee rate was increased to an annualized rate of .75%. Prior to March 1, 1999, the Fund had an Investment Advisory Agreement with Vector under which it paid Vector a fee at an annualized rate of
 .08% of the Fund's average daily net assets.

Commencing July 12, 1999, the Adviser has contractually agreed to waive or reimburse the Fund's operating expenses to the extent necessary to limit expenses, excluding extraordinary or non-recurring expenses and distribution fees, to .60% of the Fund's average daily net assets through January 1, 2000 and
 .75% until July 1, 2000. Under the prior Investment Advisory Agreement in effect through

ORBITEX FOCUS 30 FUND                                                         13
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Notes to Financial Statements (continued)
October 31, 1999
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February 28, 1999, Vector voluntarily agreed to limit expenses of the Fund to
 .18% of the Fund's average daily net assets.

For the period July 12, 1999 through October 31, 1999, the Adviser waived fees and reimbursed expenses of approximately $129,000. For the period November 1, 1999 through February 28, 1999, Vector waived fees and expenses of approximately $155,000 which were determined to be uncollectible from Vector and were written off, net of management fees due Vector, through the reserve expense.

Due to Vector's inability to meet its financial commitments, the Fund incurred operating expenses of $81,875 for salaries, rent and other administrative expenses, normally payable by Vector, to continue the management of the Fund prior to the commencement of the Advisory Agreement with the Adviser.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENT FEES

Effective July 12, 1999, American Data Services, Inc. ("ADS"), an affiliate of the Adviser, serves as the administrator, fund accounting agent and transfer agent to the Fund. For providing administrative services, the Fund pays ADS a fee at the annualized rate of .10% of the Fund's average daily net assets up to $100 million and at reduced percentages thereafter; a minimum fee applies. For providing fund accounting services, the Fund pays ADS a fixed monthly fee for average net assets less than $25 million plus out-of-pocket expenses. For providing transfer agent services, the Fund pays ADS a minimum monthly or per account fee plus certain transaction fees.

ADS has agreed to waive certain of its service fees up to $44,000 annually and at reduced amounts for Fund assets between $20 and $50 million for a period up to three years. For the period July 12, 1999 through October 31, 1999, the Fund incurred fees to ADS of approximately $29,000 of which ADS waived $11,000. Prior to July 12, 1999, Mutual Funds Service Company served as the Fund's Administrator.

DISTRIBUTION FEES

The Fund has adopted Distribution Plans and Agreements pursuant to Rule 12b-l under the 1940 Act. The Plans and Agreements provide for the payment of a distribution fee to the distributor at an annualized rate of .40% and .75% of the average daily net assets attributable to the shares of Class A and Class B, respectively. The Plan and Agreement for Class B also provides for the payment of a shareholder service fee at an annualized rate of .25% of the average daily net assets attributable to the shares of Class B. Class D shares do not pay any 12b-1 distribution or shareholder service fee.

TRUSTEES FEES

The Fund pays no compensation to its Trustees who are employees of the Adviser. Trustees who are not Adviser employees receive a fee of $1,250 for each regular and special meeting of the Board that the Trustee attends. The Fund also reimburses each such Trustee for travel and other expenses incurred in attending meetings of the Board.

4. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at October 31, 1999, were as follows:

                  GROSS         GROSS          NET
IDENTIFIED      UNREALIZED    UNREALIZED    UNREALIZED
   COST        APPRECIATION  DEPRECIATION  APPRECIATION
-----------    ------------  ------------  ------------
$13,329,049..   $4,911,243    $(118,283)    $4,792,960

5. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than U.S. Government obligations and short-term securities, for the year ended October 31, 1999, were as follows:

 PURCHASES        SALES
-----------    -----------
$14,124,886..  $31,580,249

There were no purchases and sales of U.S. Government obligations.

ORBITEX FOCUS 30 FUND                                                         14
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Notes to Financial Statements (continued)
October 31, 1999
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6. SHAREHOLDER'S TRANSACTIONS

Following is a summary of shareholder transactions for the Fund:

                                    PERIOD ENDED
                                 OCTOBER 31, 1999*
                             --------------------------
                               SHARES        DOLLARS
                             ----------    ------------
CLASS A SHARES:
Shares sold..............         2,818    $     63,428
Shares issued to
  shareholders in
  reinvestment...........            --              --
Shares redeemed..........           (82)         (1,802)
                             ----------    ------------
  Net increase...........         2,736    $     61,626
                             ==========    ============

                                    PERIOD ENDED
                                 OCTOBER 31, 1999*
                             --------------------------
                               SHARES        DOLLARS
                             ----------    ------------
CLASS B SHARES:
Shares sold..............           450    $     10,023
Shares issued to
  shareholders in
  reinvestment...........            --              --
Shares redeemed..........            --              --
                             ----------    ------------
  Net increase...........           450    $     10,023
                             ==========    ============

                                     YEAR ENDED                   YEAR ENDED
                                  OCTOBER 31, 1999             OCTOBER 31, 1998
                             --------------------------    ------------------------
                               SHARES        DOLLARS        SHARES        DOLLARS
                             ----------    ------------    ---------    -----------
CLASS D SHARES:
Shares sold..............       551,613    $ 11,302,402    4,211,829    $79,003,347
Shares issued to
  shareholders in
  reinvestment...........        89,132       1,682,128       99,745      1,766,644
Shares redeemed..........    (1,354,990)    (28,138,772)   (3,986,563)  (74,749,547)
                             ----------    ------------    ---------    -----------
  Net increase
    (decrease)...........      (714,245)   $(15,154,242)     325,011    $ 6,020,444
                             ==========    ============    =========    ===========

  *  The commencement of operations was July 12, 1999 for Class A and B Shares.

7. BENEFICIAL INTEREST

At October 31, 1999, one shareholder owned approximately 17% of the Fund's net assets. There were no affiliated shareholders as of October 31, 1999.

8. COMMITMENTS AND CONTINGENCIES -- LEGAL PROCEEDINGS

On February 8, 1999 and on June 2, 1999, suits were filed in the Thirteenth Judicial Circuit Court, Hillsborough County, Florida, against Steven H. Adler, a former director and officer of ASM, Vector, the ASM Index 30 Fund, and, in the case of the latter suit, Mutual Funds Service Co., the former administrator, fund accountant, and transfer agent, alleging that Mr. Adler wrongfully diverted monies intended for or previously invested in the ASM Index 30 Fund. The relief sought is the recovery of the investment amounts and interest thereon, additional general, consequential and incidental damages, legal costs and disbursements, and declaratory and injunctive relief to preclude the Fund dissipation of its assets. The Fund succeeded to the obligations of ASM with respect to these suits, including obligations of ASM to indemnify its officers and directors for which no officers and directors' insurance policy was in effect. At the present time, the liability of the Fund, if any, is not readily determinable.

ORBITEX FOCUS 30 FUND                                                         15
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Notes to Financial Statements (continued)
October 31, 1999
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9. REORGANIZATION

As of the close of business on July 9, 1999, the Fund, a newly created portfolio, acquired all the net assets of ASM pursuant to a plan of reorganization approved by the shareholders of ASM on July 2, 1999. The acquisition was accomplished by a tax-free exchange, the details of which are outlined in the following schedule:

                           AT CLOSE OF BUSINESS JULY 9, 1999
                        ---------------------------------------
                            ASM      FOCUS 30 -- CLASS D SHARES  MERGED ASSETS -- CLASS D SHARES
                        -----------  --------------------------  -------------------------------
Net Assets............  $19,898,870             -0-                        $19,898,870
Shares Outstanding....      874,960             -0-                            874,960
Net Asset Value Per
  Share...............  $     22.74             -0-                        $     22.74

ORBITEX FOCUS 30 FUND                                                         16
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Report of Independent Accountants
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To the Trustees and Shareholders of Orbitex Focus 30 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Orbitex Focus 30 Fund (the "Fund"), successor to the ASM Index 30 Fund, Inc., at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As disclosed in Note 8 to the financial statements, on February 8, 1999 and June 2, 1999, suits were filed alleging that a former officer and director of the ASM Index 30 Fund, Inc. wrongfully diverted monies intended for or previously invested in the Fund. The relief sought is recovery of the investment amounts and interest thereon, additional general, consequential and incidental damages, legal costs and disbursements, and declaratory and injunctive relief to preclude the Fund dissipation of its assets. At the present time, the liability of the Fund, if any, is not readily determinable nor is it readily determinable whether other individuals may file additional suits or make additional claims alleging similar improprieties. Accordingly, no provision for any liability that may result upon adjudication has been recorded in the accompanying financial statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 27, 1999

ORBITEX FOCUS 30 FUND                                                         17
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Meeting of Shareholders
Orbitex Group of Funds (unaudited)
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A special meeting of the shareholders of ASM was held on July 2, 1999 for the principal purpose of voting to merge the assets and liabilities of the Fund into the Focus 30 Fund in a tax-free reorganization. The resulting votes are presented below:

                                                                 # OF SHARES VOTED                         % OF SHARES VOTED
                                            -----------------------------------------------------------    -----------------
Affirmative.............................                              573,998                                   51.960%
Withheld................................                               68,237                                    6.180
Against.................................                               38,225                                    3.450
                                                                      -------                                   ------
Total...................................                              680,460                                   61.590%
                                                                      =======                                   ======